                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.(1)         PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER YEAR: 2002 FINAL

                 MONTH                      6/30/02      7/31/02      8/31/02      9/30/02    10/31/02      11/30/02      12/19/02
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $3,272,103  $3,407,217   $3,686,476   $2,990,326   $2,959,285   $3,149,789    $2,035,205

INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $  803,792  $  455,418   $  483,115   $  747,464   $  938,763      558,990    $  294,270

NET INCOME (LOSS) (MOR-6)                  $  477,690  $  129,456   $  156,871   $ (120,684)  $   52,620      231,183    $   85,165

PAYMENTS TO INSIDERS (MOR-9)               $       --  $       --   $       --   $       --   $       --           --    $       --

PAYMENTS TO PROFESSIONALS (MOR-9)          $       --  $       --   $       --   $       --   $       --           --    $       --

TOTAL DISBURSEMENTS (MOR-7)(1)             $4,377,813  $4,965,224   $5,156,374   $5,771,465   $5,770,310   $5,239,969    $6,148,459

(1) Excludes intercompany transfers
  as follows:                              $1,801,682  $  737,250   $  758,872   $1,364,928   $  826,942   $1,113,016    $  989,966

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? YES      If so, describe
See Attachment 3
-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe  Pursuant to the Plan of Reorganization, Sterling Pulp
                ---------------------------------------------------------------
Chemicals, Inc. sold all of its assets.
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

Our Plan of Reorganization became effective on December 19, 2002.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ JOHN R. BEAVER
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  Controller
                           --------------------------------------------------

(1) This business was sold as part of our plan of reorganization, effective December 19, 2002. This will be the final MOR.

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.        CASE NUMBER:  01-37812-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global,                                 Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100       et al.                                     PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

                                  Attachment 3
                Post-Petition Payments of Prepetition Liabilities
                                  December 2002

                                                                      PAYMENT
CREDITOR                                                              AMOUNT
--------                                                           -------------
STERLING PULP CHEMICALS, INC. CASE #01-37812-H4-11

CURE COSTS PAYMENTS:
Colquitt Electric Membership Corporation                           $1,663,748.39
Olin Corporation                                                   $   82,729.50
Sunshine Oil and Storage                                               43,762.00
York Medallion Service                                                 22,431.00
Safeco Inc.                                                            19,770.66
Georgia Natural Gas Service                                            13,597.00
Holox, Ltd                                                              7,060.00
Honeywell, Inc.                                                         2,131.00
U.S. Cellular                                                             487.00
GreatAmerica Leasing Corporation                                          168.00
Advanced Business Systems                                                  27.00
TOTAL CURE COSTS PAYMENTS                                          $1,855,911.55

CONVENIENCE CLAIM PAYMENTS:
VALDOSTA RUBBER & INDUSTRIAL SUPPLY                                $      481.84
LIGHTYEAR COMMUNICATIONS                                           $      481.55
UNITED PARCEL SERVICE                                              $      328.78
FEDERAL EXPRESS CORP                                               $      237.37
HUGHES ELECTRIC                                                    $      206.15
REAGENTS                                                           $      186.07
DEPENDABLE WELDING & MACHINE                                       $      158.00
GEORGIA PIPE & METAL                                               $      130.00
SAFETY-KLEEN                                                       $      108.90
LAB SAFETY SUPPLY INC                                              $      107.83
TERRA4 TITANIUM INC                                                $       96.00
ALLTEL MOBILE                                                      $       69.11
WHITEHEAD                                                          $       51.61
JACOBS ENGINEERING GROUP INC                                       $       41.68
PROAM                                                              $       26.20
GEORGIA MOUNTAIN WATER                                             $       18.99
BEARINGS AND DRIVES, INC                                           $       11.77
  TOTAL CONVENIENCE CLAIMS PAYMENTS                                $    2,741.85
                                                                   -------------
TOTAL PREPETITION PAYMENTS                                         $1,858,653.40
                                                                   =============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED DECEMBER 19, 2002
(In Thousands) (Unaudited)

                                             ---------------------------------------------------------------
                                             STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                                    INC.(1)              ENERGY, INC.             INC.
ASSETS                                          01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                             ---------------------------------------------------------------
Current Assets:
        Cash and cash equivalents                $   2,516              $       -                 $      44
        Trade accounts receivable, net              48,488                    112                     2,751
        Other Receivables                            1,257                      -                       885
        Due from affiliates                         30,592                 13,616                         -
        Inventories                                 26,982                      -                     7,806
        Prepaid expenses                             5,271                      -                        76
        Deferred income tax benefit                      -                      -                         -
                                             ---------------------------------------------------------------
TOTAL CURRENT ASSETS                               115,106                 13,728                    11,562

Property, plant and equipment, net                 111,511                  2,424                         -
Deferred income taxes                                    -                      -                         -
Investments-Third Party                              1,500                  5,527                         -
Investments in Subs                                129,795                      -                         -
Other assets                                        32,145                      -                     1,063
                                             ---------------------------------------------------------------

TOTAL ASSETS                                     $ 390,057              $  21,679                 $  12,625
                                             ===============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  168,774                    801                     5,571
Pre-Petition liabilities:
        Notes Payable - Secured(2)                 227,848                      -                    57,221
        Secured Debt Accrued Interest(2)            59,438                      -                    14,894
        Secured - Other                                410
        Unsecured debt                             248,484                  1,110                    67,921
        Other / Intercompany                       201,020                      -                         -
        Deferred income taxes                            -                      -                         -

Common stock held by new ESOP                            -                      -                         -
Less: Unearned compensation                              -                      -                         -
Redeemable preferred stock                               -                      -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                     -                      1                         -
        Additional paid-in capital                (235,013)                     -                     7,874
        Retained earnings-Filing Date             (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date         (53,511)                 4,434                   (18,696)
        Pension adjustment                         (14,890)                     -                         -
        Accumulated translation adj.                     -                      -                         -
        Deferred compensation                            -                      -                         -
                                             ---------------------------------------------------------------
                                                  (515,917)                19,768                  (148,751)
        Treasury stock at cost                           -                      -                         -
                                             ---------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                        (515,917)                19,768                  (148,751)

TOTAL LIABILITIES AND EQUITY                     $ 390,057              $  21,679                 $  12,625
                                             ===============================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $     220           $       -           $   1,917
        Trade accounts receivable, net             -                      2,191                 670               4,675
        Other Receivables                          -                        993                   -                   -
        Due from affiliates                    2,791                     63,754                 368               8,511
        Inventories                                -                          -                  62               1,643
        Prepaid expenses                           -                          -                   -                 428
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,791                     67,158               1,100              17,174

Property, plant and equipment, net                 -                          -                   -              40,152
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,355                   -
Other assets                                       -                      1,186                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,791                  $ 364,155           $   2,455           $  57,326
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                111                      5,529                 387               1,941
Pre-Petition liabilities:
        Notes Payable - Secured(2)             3,652                     67,152                   -                   -
        Secured Debt Accrued Interest(2)         951                     17,478                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,960                 139              62,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,354
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,542)                    16,234              (1,214)             (9,769)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,763)                     9,036               1,929              (6,897)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,763)                     9,036               1,929              (6,897)

TOTAL LIABILITIES AND EQUITY                $  2,791                  $ 364,155           $   2,455           $  57,326
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   4,697
        Trade accounts receivable, net              -                 58,887
        Other Receivables                           -                  3,135
        Due from affiliates                  (119,372)                   260
        Inventories                                 -                 36,493
        Prepaid expenses                            -                  5,775
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (119,372)               109,247

Property, plant and equipment, net                  -                154,087
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,027
Investments in Subs                          (381,508)                45,453
Other assets                                       (1)                34,393
                                            --------------------------------

TOTAL ASSETS                                $(500,881)             $ 350,207
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (50,427)               132,687
Pre-Petition liabilities:
        Notes Payable - Secured(2)            (60,873)               295,000
        Secured Debt Accrued Interest(2)      (15,845)                76,916
        Secured - Other                                                  410
        Unsecured debt                       (132,630)               513,106
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                    48
        Additional paid-in capital            (40,085)              (178,502)
        Retained earnings-Filing Date               -               (424,273)
        Retained earnings-Post Filing Date          -                (66,064)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,086)              (683,681)
        Treasury stock at cost                      -                      -
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,086)              (683,681)

TOTAL LIABILITIES AND EQUITY                $(500,881)            $  350,207
                                            ================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

(2) Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


     MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                       ------------------------------------------------------------------------------------------
                                            Jun-2002     Jul-02        Aug-2002    Sep-2002    Oct-2002    Nov-2002    Dec 19, 02
                                       ------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                      $    773    $     956     $  1,827    $   2,420    $ 2,440     $  1,528     $   1,628
ROYALTY AND REVENUE PAYABLE                                    --
NOTES PAYABLE - INSURANCE                                      --
TAX PAYABLE:                                                   --
    Federal Payroll Taxes                                      --
    State Payroll & Sales                                      --
    Ad Valorem Taxes                                           --
    Other Taxes                                  166          192          219          245        272          298            64
TOTAL TAXES PAYABLE                         $    166    $     192     $    219    $     245    $   272     $    298     $      64
SECURED DEBT POST-PETITION                                     --
ACCRUED INTEREST PAYABLE                                       --
*ACCRUED PROFESSIONAL FEES:                                    --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs           442          394          559          591        522          283           249
  2.  Lease Operating Expenses/Capital                         --
TOTAL POST-PETITION LIABILITIES (MOR-3)     $  1,381    $   1,542     $  2,605    $   3,256    $ 3,234     $  2,109     $   1,941
=================================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH   DECEMBER 19, 2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $132,687    $ 122,757    $      33   $        52   $     4,627   $       5,218

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $132,687    $ 122,757    $      33   $        52   $     4,627   $       5,218
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 60,929    $ 60,929     $     --   $     --   $     --   $     --

        31-60           424         424           --         --         --         --

        61-90           495         495           --         --         --         --

        91 +         11,862      11,862           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 73,710    $ 73,710     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING DECEMBER 19, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                     INC.(1)             ENERGY, INC.             INC.
              MONTH                              01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------
REVENUES  (MOR-1)                              $       25,243,480    $          126,427    $          960,800
TOTAL COST OF REVENUES                                 24,144,007               126,427               832,189
GROSS PROFIT                                   $        1,099,473    $               --    $          128,611
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $          681,590    $               --    $           93,880
  Insiders Compensation                                        --                    --                    --
  Professional Fees                                     1,619,484                    --                    --
  Other (Earnings in Joint Venture)                       381,949               (14,187)                   --

TOTAL OPERATING EXPENSE                        $        2,683,023    $          (14,187)   $           93,880
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $       (1,583,550)   $           14,187    $           34,731
INTEREST EXPENSE (includes amort of debt fees)          2,885,805                    --               467,439
DEPRECIATION                                            1,135,367                    --                    --
OTHER (INCOME) EXPENSES*                                       --                    --                    --
OTHER ITEMS**                                                  --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $        4,021,172    $               --    $          467,439
==============================================================================================================
NET INCOME BEFORE TAXES                        $       (5,604,722)   $           14,187    $         (432,708)
INCOME TAXES                                                   --                   638                    --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                      $       (5,604,722)   $           13,549    $         (432,708)
==============================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           10,000    $          467,447   $          184,084
TOTAL COST OF REVENUES                                          --                24,546              316,360
GROSS PROFIT                                    $           10,000    $          442,901   $         (132,276)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            6,264    $          164,994   $          (51,957)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            6,264    $          164,994   $          (51,957)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $            3,736    $          277,907   $          (80,319)
INTEREST EXPENSE (includes amort of debt fees)              28,283               193,875                   --
DEPRECIATION                                                    --                    --                   --
OTHER (INCOME) EXPENSES*                                        --           (20,361,258)                  --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           28,283    $      (20,167,383)  $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $          (24,547)   $       20,445,290   $          (80,319)
INCOME TAXES                                                    --                91,506                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $          (24,547)   $       20,353,784   $          (80,319)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------
REVENUES  (MOR-1)                                   $        2,035,205   $         (10,000)    $      29,017,443
TOTAL COST OF REVENUES                                       1,355,036             (10,000)           26,788,565
GROSS PROFIT                                        $          680,169   $              --     $       2,228,878
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          385,899   $        (342,528)              938,142
  Insiders Compensation                                             --                  --                    --
  Professional Fees                                                 --                  --             1,619,484
  Other (Earnings in Joint Venture)                                 --                  --               367,762

TOTAL OPERATING EXPENSE                             $          385,899   $        (342,528)    $       2,925,388
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          294,270   $         342,528              (696,510)
INTEREST EXPENSE (includes amort of debt fees)                      --             342,528             3,917,930
DEPRECIATION                                                   209,105                  --             1,344,472
OTHER (INCOME) EXPENSES*                                            --                  --           (20,361,258)
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          209,105   $         342,528     $     (15,098,856)
=================================================================================================================
NET INCOME BEFORE TAXES                             $           85,165   $              --     $      14,402,346
INCOME TAXES                                                        --                  --                92,144
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           85,165   $              --     $      14,310,202
=================================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


================================================================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             Jun-02     Jul-02         Aug-02         Sep-02
----------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $  (79,248)  $  (72,403)       212,375    $ (203,727)
                                                           ----------   ----------     ----------    ----------
   RECEIPTS:
   2.  CASH SALES                                          $       --   $       --                   $       --
                                                           ----------   ----------                   ----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                    3,106,659    3,317,545      2,565,816     2,907,481
                                                           ----------   ----------     ----------    ----------
   4.  LOANS & ADVANCES (attach list)                              --           --                           --
                                                           ----------   ----------                   ----------
   5.  SALE OF ASSETS                                              --           --                           --
                                                           ----------   ----------                   ----------
   6.  OTHER (attach list)                                  3,079,681    2,669,707      2,933,328     4,284,978
                                                           ----------   ----------     ----------    ----------
   TOTAL RECEIPTS                                          $6,186,340   $5,987,252     $5,499,144    $7,192,459
                                                           ----------   ----------     ----------    ----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A          N/A                          N/A
                                                           ----------   ----------                   ----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $       --   $       --                   $       --
                                                           ----------   ----------                   ----------
   8.  PAYROLL TAXES PAID                                          --           --                           --
                                                           ----------   ----------                   ----------
   9.  SALES, USE & OTHER TAXES PAID                               --          432
                                                           ----------   ----------                   ----------
   10. SECURED/RENTAL/LEASES                                    2,857        4,535          1,090         1,061
                                                           ----------   ----------     ----------    ----------
   11. UTILITIES                                              643,683    1,088,733      1,185,928     1,206,532
                                                           ----------   ----------     ----------    ----------
   12. INSURANCE                                                   --           --             --            --
                                                           ----------   ----------     ----------    ----------
   13. INVENTORY PURCHASES                                    237,487      252,476        260,825       258,688
                                                           ----------   ----------     ----------    ----------
   14. VEHICLE EXPENSES                                            --           --             --            --
                                                           ----------   ----------     ----------    ----------
   15. TRAVEL & ENTERTAINMENT                                   8,209        7,464          1,241           910
                                                           ----------   ----------     ----------    ----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         93,590       93,014        148,442       119,170
                                                           ----------   ----------     ----------    ----------
   17. ADMINISTRATIVE & SELLING                               188,815      279,602        642,883       864,315
                                                           ----------   ----------     ----------    ----------
   18. OTHER (attach list)                                  5,004,854    3,976,219      3,674,838     4,685,717
                                                           ----------   ----------     ----------    ----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $6,179,495   $5,702,474     $5,915,246    $7,136,393
                                                           ----------   ----------     ----------    ----------
   19. PROFESSIONAL FEES                                   $       --   $       --                   $       --
                                                           ----------   ----------                   ----------
   20. U.S. TRUSTEE FEES                                           --           --                           --
                                                           ----------   ----------                   ----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                 --           --                           --
                                                           ----------   ----------                   ----------
   TOTAL DISBURSEMENTS                                     $6,179,495   $5,702,474     $5,915,246    $7,136,393
                                                           ----------   ----------     ----------    ----------
   22. NET CASH FLOW                                       $    6,845   $  284,778     $ (416,102)   $   56,066
                                                           ----------   ----------     ----------    ----------
   23. CASH - END OF MONTH (MOR-2)                         $  (72,403)  $  212,375     $ (203,727)   $ (147,661)
                                                           ==========   ==========     ==========    ==========

=====================================================================================================================
   CASH RECEIPTS AND                                                                                     FILING TO
   DISBURSEMENTS                                           Oct-02         Nov-02           Dec-02           DATE
---------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $   (147,661)  $    (3,466)   $  (264,088)   $    308,953
                                                           ------------   -----------    -----------    ------------
   RECEIPTS:
   2.  CASH SALES                                          $              $        --    $        --    $         --
                                                           ------------   -----------    -----------    ------------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      2,980,671     2,937,742      2,092,604      52,630,346
                                                           ------------   -----------    -----------    ------------
   4.  LOANS & ADVANCES (attach list)                                              --             --             --
                                                           ------------   -----------    -----------    ------------
   5.  SALE OF ASSETS                                                              --             --             --
                                                           ------------   -----------    -----------    ------------
   6.  OTHER (attach list)                                    3,760,776     3,154,621      4,942,965      55,361,856
                                                           ------------   -----------    -----------    ------------
   TOTAL RECEIPTS                                          $  6,741,447   $ 6,092,363    $ 7,035,569    $107,992,203
                                                           ------------   -----------    -----------    ------------
   (Withdrawal)Contribution by Individual Debtor MFR-2*                           N/A            N/A            N/A
                                                           ------------   -----------    -----------    ------------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $         --   $        --    $        --    $         --
                                                           ------------   -----------    -----------    ------------
   8.  PAYROLL TAXES PAID                                            --            --             --              --
                                                           ------------   -----------    -----------    ------------
   9.  SALES, USE & OTHER TAXES PAID                             447.25            --             --           2,919
                                                           ------------   -----------    -----------    ------------
   10. SECURED/RENTAL/LEASES                                      4,697         3,334            532       1,112,212
                                                           ------------   -----------    -----------    ------------
   11. UTILITIES                                              1,211,499     1,078,069      2,894,214      21,005,993
                                                           ------------   -----------    -----------    ------------
   12. INSURANCE                                                     --            --             --         269,741
                                                           ------------   -----------    -----------    ------------
   13. INVENTORY PURCHASES                                      254,598       247,525        292,829       4,194,583
                                                           ------------   -----------    -----------    ------------
   14. VEHICLE EXPENSES                                              --            --             --             268
                                                           ------------   -----------    -----------    ------------
   15. TRAVEL & ENTERTAINMENT                                     3,315         7,612          1,648         188,971
                                                           ------------   -----------    -----------    ------------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          184,172       157,794         74,282       2,019,453
                                                           ------------   -----------    -----------    ------------
   17. ADMINISTRATIVE & SELLING                                 474,057       390,771        327,942       5,102,329
                                                           ------------   -----------    -----------    ------------
   18. OTHER (attach list)                                    4,464,467     4,467,879      3,546,980      74,771,633
                                                           ------------   -----------    -----------    ------------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $  6,597,252   $ 6,352,985    $ 7,138,425    $108,668,100
                                                           ------------   -----------    -----------    ------------
   19. PROFESSIONAL FEES                                   $         --   $        --    $        --    $         --
                                                           ------------   -----------    -----------    ------------
   20. U.S. TRUSTEE FEES                                             --            --             --              --
                                                           ------------   -----------    -----------    ------------
   21. OTHER REORGANIZATION EXPENSES (attach list)                   --            --             --              --
                                                           ------------   -----------    -----------    ------------
   TOTAL DISBURSEMENTS                                     $  6,597,252   $ 6,352,985    $ 7,138,425    $108,668,100
                                                           ------------   -----------    -----------    ------------
   22. NET CASH FLOW                                       $    144,195   $  (260,622)   $  (102,857)   $   (675,898)
                                                           ------------   -----------    -----------    ------------
   23. CASH - END OF MONTH (MOR-2)                         $     (3,466)  $  (264,088)   $  (366,945)   $   (366,945)
                                                           ============   ===========    ===========    ============


MOR-7

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


============================================================================================================
OTHER CASH RECEIPTS AND                         Jun-02       Jul-02       Aug-02     Sep-02      Oct-02
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                           $       --   $       --  $       -- $       --    $
                                                ----------   ----------  ---------- ----------    ----------
      401(k) Plan Refund                                --           --          --         --
                                                ----------   ----------  ---------- ----------    ----------
      Cobra Insurance Payment                           --           --          --         --
                                                ----------   ----------  ---------- ----------    ----------
      Miscellaneous                                     --        2,225          --         --
                                                ----------   ----------  ---------- ----------    ----------
      Emission Credits                                  --           --          --         --
                                                ----------   ----------  ---------- ----------    ----------
      Trade AR receipts of an
         affiliated co. SPC LTD                                   4,232     215,456    357,051       484,834
                                                ----------   ----------  ---------- ----------    ----------
      Cash advance from Sterling Chemicals       3,079,681    1,802,148   2,509,960  1,718,862     2,997,764
      cash receipts re Inter company AR                         802,760     207,912  2,101,451        89,977
      Capital Contribution from SPCUS                            58,342                107,614       188,201
                                                ----------   ----------  ---------- ----------    ----------
TOTAL OTHER RECEIPTS                            $3,079,681   $2,669,707  $2,933,328 $4,284,978    $3,760,776
                                                ----------   ----------  ---------- ----------    ----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                      $   63,454   $   97,351  $   25,363 $   49,326    $   31,489
                                                ----------   ----------  ---------- ----------    ----------
      Interest Payment                                               --          --         --            --
                                                ----------   ----------  ---------- ----------    ----------
      Restricted Cash - Bond Funding                                 --          --         --            --
                                                ----------   ----------  ---------- ----------    ----------
      Pre-petition checks voided in current
        period                                                       --          --         --            --
                                                ----------   ----------  ---------- ----------    ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                         --           --                     --
                                                ----------   ----------  ---------- ----------    ----------
      CIT revolver cash sweep                    3,139,718   3,141,618    2,890,603  3,271,463     3,606,036
                                                ----------   ----------  ---------- ----------    ----------
      Return of investment to SPCUS                                              --    323,203            --
                                                ----------   ----------  ---------- ----------    ----------
      cash disbursements re Inter company AP     1,801,682      737,250     758,872  1,041,725       826,942
                                                ----------   ----------  ---------- ----------    ----------
TOTAL OTHER DISBURSEMENTS                       $5,004,854   $3,976,219  $3,674,838 $4,685,717    $4,464,467
                                                ==========   ==========  ========== ==========    ==========

====================================================================================
OTHER CASH RECEIPTS AND                       Nov-02       Dec-02         FILING TO
DISBURSEMENTS:                                                             DATE
------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                         $            $       --   $        --
                                              ----------   ----------   -----------
      401(k) Plan Refund                                           --            --
                                              ----------   ----------   -----------
      Cobra Insurance Payment                                      --            --
                                              ----------   ----------   -----------
      Miscellaneous                                  207                      2,298
                                              ----------   ----------   -----------
      Emission Credits                                             --            --
                                              ----------   ----------   -----------
      Trade AR receipts of an
         affiliated co. SPC LTD                  275,208      423,496     2,398,052
                                              ----------   ----------   -----------
      Cash advance from Sterling Chemicals     2,524,890    4,361,391    31,763,915
      cash receipts re Inter company AR          354,316      158,078
      Capital Contribution from SPCUS
                                              ----------   ----------   -----------
TOTAL OTHER RECEIPTS                          $3,154,621   $4,942,965   $34,164,265
                                              ----------   ----------   -----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                    $  22,624     40,914.00   $895,923.92
                                              ----------   ----------   -----------
      Interest Payment                                                           --
                                              ----------   ----------   -----------
      Restricted Cash - Bond Funding                                             --
                                              ----------   ----------   -----------
      Pre-petition checks voided in current
        period                                                                   --
                                              ----------   ----------   -----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                             632,768
                                              ----------   ----------   -----------
      CIT revolver cash sweep                  3,213,157    2,516,100            --
                                              ----------   ----------   -----------
      Return of investment to SPCUS              119,082                  1,915,050
                                              ----------   ----------   -----------
      cash disbursements re Inter company AP   1,113,016      989,966
                                              ----------   ----------   -----------
TOTAL OTHER DISBURSEMENTS                     $4,467,879   $3,546,980   $ 3,443,742
                                              ==========   ==========   ===========


          MOR-7 ATTACHMENT

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11

                             MONTH OF DECEMBER 19, 2002

   ========================================================================================================================
                                                BANK ONE      CHASE MANHATTEN   CHASE MANHATTEN    FIRST STATE BANK
   CASH RECEIPTS AND                            5589665        001-00546119       001-03317146      011-077-220-1
   DISBURSEMENTS                                LOCK BOX          GENERAL           CHECKING          CHECKING
   ------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                $        999    $           100   $      (297,765)  $         32,578   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   RECEIPTS:
   2.  CASH SALES                             $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE         1,769,208            323,396                                            --
                                              ------------    ---------------   ---------------   ----------------   ------
   4.  LOANS & ADVANCES (attach list)                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   5.  SALE OF ASSETS                                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   6.  OTHER (attach list)                         267,227            156,268         4,519,469                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL RECEIPTS                             $  2,036,435    $       479,664   $     4,519,469   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   (Withdrawal)Contribution by Individual
      Debtor MFR-2*                                    N/A                N/A               N/A                N/A      N/A
                                              ------------    ---------------   ---------------   ----------------   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                            $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   8.  PAYROLL TAXES PAID                                                                                                --
                                              ------------    ---------------   ---------------   ----------------   ------
   9.  SALES, USE & OTHER TAXES PAID                                                                            --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   10. SECURED/RENTAL/LEASES                                                                532                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   11. UTILITIES                                                                      2,894,214                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   12. INSURANCE                                                                             --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   13. INVENTORY PURCHASES                                                              292,829                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   14. VEHICLE EXPENSES                                                                      --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   15. TRAVEL & ENTERTAINMENT                                                             1,648                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                  74,203                  79       --
                                              ------------    ---------------   ---------------   ----------------   ------
   17. ADMINISTRATIVE & SELLING                                                         321,789              6,153       --
                                              ------------    ---------------   ---------------   ----------------   ------
   18. OTHER (attach list)                    $  2,036,435    $       479,664         1,030,880                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS        $  2,036,435    $       479,664   $     4,616,094   $          6,232   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   19. PROFESSIONAL FEES                      $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   20. U.S. TRUSTEE FEES                                --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                    --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS                        $  2,036,435    $       479,664   $     4,616,094   $          6,232   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   22. NET CASH FLOW                          $         --    $            --   $       (96,625)  $         (6,232) $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   23. CASH - END OF MONTH (MOR-2)            $        999    $           100   $      (394,390)  $         26,346   $   --
                                              ============    ===============   ===============   ================   ======

   ===================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             TOTAL
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $  (264,088)
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     2,092,604
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   4,942,965
                                                           -----------
   TOTAL RECEIPTS                                          $ 7,035,569
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                                --
                                                           -----------
   10. SECURED/RENTAL/LEASES                                       532
                                                           -----------
   11. UTILITIES                                             2,894,214
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     292,829
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                    1,648
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          74,282
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                327,942
                                                           -----------
   18. OTHER (attach list)                                   3,546,980
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $ 7,138,425
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $ 7,138,425
                                                           -----------
   22. NET CASH FLOW                                       $  (102,857)
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $  (366,944)
                                                           ===========


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11

                           MONTH OF DECEMBER 19, 2002

=============================================================================================================================
                                                                        Chase          Chase        First State
                                                        Bank One      Manhattan      Manhattan         Bank
OTHER CASH RECEIPTS AND                                 5589665      001-00546119   001-03317146   011-077-220-1
DISBURSEMENTS:                                          Lock Box       General        Checking        Checking       Total
-----------------------------------------------------------------------------------------------------------------------------

6. OTHER RECEIPTS:
      Interest Income                                  $       --     $       --     $       --     $              $       --
                                                       ----------     ----------     ----------     ----------     ----------
      401(k) Plan Refund                                                                                                   --
                                                       ----------     ----------     ----------     ----------     ----------
      Cobra Insurance Payment                                                                                              --
                                                       ----------     ----------     ----------     ----------     ----------
      Miscellaneous                                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
      Transfer Between Accounts                                                                                            --
                                                       ----------     ----------     ----------     ----------     ----------

      Cash advance from Sterling Chemicals                                    --      4,361,391             --      4,361,391

      Funds belonging to Sterling Pulp
        Chemicals Ltd.                                    267,227        156,268             --             --        423,496

      rec'd in error and to be returned in
        Sept 01.                                                                                                           --

      cash receipts re Inter company AR                                                 158,078             --        158,078
                                                       ----------     ----------     ----------     ----------     ----------

      Return of investment from SPCUS                                                                                      --

TOTAL OTHER RECEIPTS                                   $  267,227     $  156,268     $4,519,469     $       --     $4,942,965
                                                       ----------     ----------     ----------     ----------     ----------
18. OTHER DISBURSEMENTS:

      Transfer Between Accounts                                                              --                            --

      Capital Expenditures                             $              $              $   40,914     $       --     $   40,914
                                                       ----------     ----------     ----------     ----------     ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                              --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Pre-petition checks voided in current
        period                                                                                                             --
                                                       ----------     ----------     ----------     ----------     ----------
      Advance to Parent company -
        Sterling Chemicals                                                                                  --             --
                                                       ----------     ----------     ----------     ----------     ----------

      cash disbursements re Inter company AP                                            989,966                       989,966
                                                       ----------     ----------     ----------     ----------     ----------
      CIT revolver cash sweep                           2,036,435        479,664                                    2,516,100
                                                       ----------     ----------     ----------     ----------     ----------
      Return of investment to SPCUS                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL OTHER DISBURSEMENTS                              $2,036,435     $  479,664     $1,030,880     $       --     $3,546,980
                                                       ==========     ==========     ==========     ==========     ==========

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                          CASH ACCOUNT RECONCILIATION

                           MONTH OF DECEMBER 19, 2002
                       ---------------------------------

BANK NAME                    Bank One    Chase Manhattan  Chase Manhattan             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $       999  $       100    $     1,192    $     2,292       $ 30,093                    $    32,385
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                     $        --                                            --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                         (395,582)      (395,582)        (3,747)                      (399,329)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $       999  $       100    $  (394,390)   $  (393,290)      $ 26,346     $ -     $ -    $  (366,944)
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $       999  $       100    $  (297,765)   $  (296,666)      $ 32,578                       (264,088)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      2,036,435      479,664      4,519,469      7,035,569                                     7,035,569
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (2,036,435)    (479,664)    (4,616,094)    (7,132,193)        (6,232)                    (7,138,425)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $       999  $       100    $  (394,390)   $  (393,291)      $ 26,346     $ -     $ -    $  (366,945)
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=============================================================================================================================
                                         Jun-2002  Jul-2002    Aug-2002  Sep-2002  Oct-2002   Nov-2002  Dec-2002   FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                 DATE
1.                                          $--       $--        $--       $--        $--       $--        $--          $--
                                            ---       ---        ---       ---        ---       ---        ---          ---
2.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
3.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
4.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
5.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
6.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
7.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
8.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
9.                                           --        --         --        --         --        --         --           --
                                            ---       ---        ---       ---        ---       ---        ---          ---
TOTAL INSIDERS (MOR-1)                      $--       $--        $--       $--        $--       $--        $--          $--
                                            ===       ===        ===       ===        ===       ===        ===          ===

=======================================================================================================================
                                Jun-2002   Jul-2002  Aug-2002   Sep-2002  Oct-2002    Nov-2002    Dec-2002   FILING TO
        PROFESSIONALS                                                                                          DATE
        NAME/ORDER DATE
1.                                 $--       $--       $--        $--         $--       $--        $--        $--
                                   ---       ---       ---        ---         ---       ---        ---        ---
2.                                  --        --        --         --          --        --         --         --
                                   ---       ---       ---        ---         ---       ---        ---        ---
3.                                  --        --        --         --          --        --         --         --
                                   ---       ---       ---        ---         ---       ---        ---        ---
4.                                  --        --        --         --          --        --         --         --
                                   ---       ---       ---        ---         ---       ---        ---        ---
5.                                  --        --        --         --          --        --         --         --
                                   ---       ---       ---        ---         ---       ---        ---        ---
6.                                  --        --        --         --          --        --         --         --
                                   ---       ---       ---        ---         ---       ---        ---        ---
TOTAL PROFESSIONALS (MOR-1)        $--       $--       $--        $--         $--       $--        $--        $--
                                   ===       ===       ===        ===         ===       ===        ===        ===


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9